UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 _________________________________

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2022
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Hudson Pacific Properties, Inc.
Hudson Pacific Properties, L.P.
(Exact name of registrant as specified in its charter)

Hudson Pacific Properties, Inc.	Maryland	001-34789	27-1430478
Hudson Pacific Properties, L.P.	Maryland	333-202799-01	80-0579682
	(State or other jurisdiction	(Commission	(IRS Employer
	of incorporation)	File Number)	Identification No.)

11601 Wilshire Blvd., Ninth Floor
Los Angeles,	California	90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 445-5700

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hudson Pacific Properties, Inc.	Common Stock, $0.01 par value	HPP	New York Stock Exchange
Hudson Pacific Properties, Inc.	4.750% Series C Cumulative Redeemable Preferred Stock	HPP Pr C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Hudson Pacific Properties, Inc    ☐

Hudson Pacific Properties, L.P.    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hudson Pacific Properties, Inc.    ☐

Hudson Pacific Properties, L.P.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2022, Hudson Pacific Properties, Inc., a Maryland corporation (the “Company”) appointed Andy Wattula, who most recently served as the Company’s Executive Vice President, Pacific Northwest/Canada Office Operations, to Chief Operating Officer. Mr. Wattula joined the Company in October 2017 as Senior Vice President, Pacific Northwest, overseeing the Company’s operations in the Pacific Northwest. Prior to joining the Company, Mr. Wattula served as Managing Director with Beacon Capital Partners in Seattle, Washington, where he oversaw asset management and operations of Beacon Capital Partners’ properties in the Pacific Northwest, as well as acquisitions and development in the region. From 2006 to 2012, Mr. Wattula served as a Director with Hines in Seattle, Washington, focused on acquisitions, development and leasing of projects in the area. From 1997 to 2004, Mr. Wattula served as a Naval Flight Officer in the United States Navy. Mr. Wattula earned a Bachelor of Arts degree in Psychology from Vanderbilt University and a Master of Business Administration degree from Harvard Business School.

There is no material plan, contract or arrangement entered into between Mr. Wattula and the Company in connection with the appointment of Mr. Wattula to Chief Operating Officer. Furthermore, there are no arrangements or understandings between Mr. Wattula and any other person pursuant to which Mr. Wattula was appointed as Chief Operating Officer and there are no transactions in which Mr. Wattula has an interest that would require disclosure under Item 404(a) of Regulation S-K. No family relationship exists between Mr. Wattula and any director or other executive officer of the Company.

In addition, the Company will enter into its standard indemnification agreement for directors and officers with Mr. Wattula.

Item 7.01. Regulation FD Disclosure.

On October 20, 2022, the Company issued a press release announcing, among other things, the appointment of Mr. Wattula as Chief Operating Officer of the Company, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1**	Press release, dated October 20, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
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** Furnished herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 21, 2022

Hudson Pacific Properties, Inc.

	By:	/s/ Mark T. Lammas
Mark T. Lammas
President
Hudson Pacific Properties, L.P.
	By:	Hudson Pacific Properties, Inc., its general partner

	By:	/s/ Mark T. Lammas
Mark T. Lammas
President